                              TWO WISCONSIN CIRCLE


                         ADDENDUM NO. 6 TO OFFICE LEASE
                         ------------------------------


          THIS ADDENDUM NO. 6 TO OFFICE LEASE (this "Addendum") is made and entered into this __ day of July, 1998, by and between TWO WISCONSIN CIRCLE JOINT VENTURE, a Maryland joint venture, hereinafter called "Lessor," and HEALTHCARE FINANCIAL PARTNERS, INC., formerly known as Health Partners Financial Corporation, a Delaware corporation, hereinafter called "Lessee."


                                   WITNESSETH:
                                   -----------

          WHEREAS, by Office Lease dated the 4th day of January 1996, as amended by Addendum No. 1 to Office Lease dated the 26th day of July 1996, Addendum No. 2 to Office Lease dated the 13th day of August 1996, Addendum No. 3 to Office Lease dated the 17th day of July 1997, Addendum No." 4 to Office Lease dated the 27th day of February, 1998 and Addendum No. 5 to Office Lease also dated the 27th day of February, 1998 (as so amended, the "Lease"), Lessor currently leases to Lessee approximately 21,820 square feet of rentable area on the fourth (4th) floor (the "Existing Demised Premises"), in the building situated at Two Wisconsin Circle, Chevy Chase, Maryland (the "Building"); and

          WHEREAS, Lessor and Lessee desire to expand the Existing Demised Premises by adding thereto and incorporating therein, on a month-to-month basis upon the terms and conditions hereinafter set forth. additional space on the eighth (8th) floor of the Building comprising approximately 2,201 square feet of rentable area (the "Additional Space").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do mutually agree that the Lease shall be and is hereby amended to provide as follows, all capitalized terms being as defined in the Lease unless otherwise noted herein:


1. ADDITIONAL SPACE
   ----------------

          There is hereby added to the Existing Demised Premises, and Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the Additional Space, on a month-to-month basis and otherwise subject to and upon all of the terms and conditions of the Lease, as amended hereby, to the end that the Demised Premises under the Lease shall be the said approximately 21,820 square feet of rentable area on the fourth (4th) floor of the Building, as well as 2,201 square feet of rentable area on the eighth (8th) floor of the Building, as such eighth (8th) floor space is outlined on the floor plan attached hereto and made a part hereof as Exhibit A.

2.  TERM
    ----

    (A) The Additional Space shall be added to the Existing Demised Premises on the Addition Date, which shall be the 24th day of July, 1998 (the "Anticipated Addition Date"), or such later date as may be established pursuant to the provisions below in this Section 2, and the term of the Lease as to the Additional Space only shall thereafter continue on a month-to-month basis. It is expressly understood and agreed that the term of the Lease as to the Existing Demised Premises shall remain unaffected. Lessee shall give to Lessor at least thirty (30) days' written notice of its intention to quit the Additional Space, and Lessee shall be entitled to at least thirty (30) days' written notice from Lessor to quit the Additional Space, unless Lessee is in default under the Lease, as hereby amended, in which event Lessee shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived, From and after the Addition Date and continuing for so long as the month-to-month tenancy on the Additional Space shall continue, the Additional Space shall be deemed to be part of the premises demised under the Lease for all purposes, and the term "Demised Premises" as used throughout the Lease shall be construed to include both the Existing Premises and the Additional Space.

    (B) It is understood and agreed that the obligations of Lessor and Lessee under this Addendum are contingent upon the existing tenant of the Additional Space vacating and surrendering full possession of the same on or about July 15, 1998. In the event Lessor is unable to deliver possession of the Additional Space on the Anticipated Addition Date, because the existing tenant has failed to so vacate, Lessor shall not be liable or responsible for any claims, damages or liability arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from the Lease, as amended hereby, because of Lessor's inability to deliver possession of the Additional Space on that date. The Addition Date, however, shall be extended to the earlier of (i) the date the Additional Space is occupied by Lessee or (ii) the date which is ten (10) days after the date Lessor has notified Lessee in writing that the existing tenant has vacated the Additional Space and possession thereof is available to Lessee; provided. however, that if the existing tenant fails to vacate and surrender full possession of the Additional Space on or before August 31, 1998, then either Lessor or Lessee shall have the right to cancel and terminate this Addendum without further liability by giving written notice of such cancellation and termination to the other on or before September 15, 1998, and this Addendum shall be null and void and of no further force or effect upon the delivery of such notice. Lessor shall endeavor to keep Lessee informed as to the status of its efforts to recapture possession of the Additional Space from the existing tenant. When Lessee accepts possession of the Additional Space, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Premises," attached hereto as Exhibit B, which shall specify the Addition Date.


3.  RENT
    ----

    The additional monthly rent for the Additional Space (hereinafter referred to as "Additional Monthly Rent"), which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be the sum of Five Thousand Three Hundred Nineteen and 08/100ths Dollars ($5,319.08).

    If the Addition Date is a date other than the first day of a calendar month, the Additional Monthly Rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the Additional Monthly Rent for each day, payable in advance. Additional Monthly Rent as specified above shall be payable as additional rent under the Lease, as amended hereby, simultaneously with each payment of Monthly Rent in advance on the first day of each calendar month during the month-to-month tenancy on the Additional Space.

    Effective on each anniversary of the Addition Date, if Lessee is then in occupancy of the Additional Space (it being understood and agreed that nothing in this paragraph shall alter, modify or affect the month-to-month tenancy as to the Additional Space), the Additional Monthly Rent shall be increased by adding thereto One Hundred Eighty-Three Dollars and 42/ lOOths Dollars ($183.42). For example, on the first (1st) anniversary of the Addition Date, the Additional Monthly Rent shall be increased to Five Thousand Five Hundred Two and 50/100ths Dollars ($5,502.50), on the second (2nd) anniversary of the Addition Date, the Additional Monthly Rent shall be increased to Five Thousand Six Hundred Eighty-Five and 92/100ths Dollars ($5,685.92), and so forth.


4.  PRE-OCCUPANCY TENANT WORK
    -------------------------

    The Additional Space has been previously occupied, and it is acknowledged that Lessor has heretofore completed tenant work within the Additional Space substantially in accordance with the provisions of Exhibit B of the Lease. Lessee shall accept the Additional Space "as is" upon the Addition Date; provided, however, that Lessor shall repaint the Additional Space at its expense prior to the Addition Date in accordance with the "Painting" specification set forth in Exhibit B to the Lease, Any tenant work and installations desired by Lessee for its occupancy of the Additional Space shall be undertaken by Lessee at its cost and expense pursuant to Section 9 of the Lease.


5.  LEASE PROVISIONS APPLICABLE
    ---------------------------

    Subject to the month-to-month tenancy on the Additional Space, all of the terms and conditions of the Lease, as amended or supplemented hereby, shall be applicable to the Additional Space hereby added to the Existing Demised Premises. All terms and conditions of the Lease, as amended or supplemented hereby, are hereby ratified and affirmed and shall remain in full force and effect.




                   (Signatures appear on the following pages)

    IN WITNESS WHEREOF, Lessor and Lessee have caused this Addendum to be signed in their names by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by its terms and provisions.


                                LESSOR:

                                TWO WISCONSIN CIRCLE JOINT VENTURE,
                                a Maryland joint venture

Attest:                         By: The Chevy Chase Land Company of
                                    Montgomery County, Maryland, a General
                                    Partner



/s/ David G. Dolan                  By: /s/ Gavin M. Farr
---------------------------            ----------------------------------
Vice President                         Name: Gavin  M. Farr
(SEAL)                                 Title: Chairman


STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:


    I, Ellen M. Gott, a Notary Public in and for the State of Maryland, do hereby certify that Gavin M. Farr, who is personally well known to me as the person who executed the foregoing and annexed Addendum, dated the 17th day of July, 1998, on behalf of the Lessor, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of The Chevy Chase Land Company of Montgomery County, Maryland, as a general partner of and for and on behalf of the Lessor, and delivered the same as such.

    GIVEN under my hand and seal this 17th day of July, 1998.


                                /s/ Ellen M. Gott
                                ------------------------------
                                Notary Public
My Commission Expires
                                                      ELLEN M. GOTT
                                             NOTARY PUBLIC STATE OF MARYLAND
                                             My Commission Expires July 21, 2001

                                     LESSEE:

                                     HEALTHCARE FINANCIAL PARTNERS, INC.,
                                     a Delaware corporation
Attest:



[ILLEGIBLE SIGNATURE]                By: /s/ Edward P. Nordberg, Jr.
-----------------------------           --------------------------------
Secretary                               Name: Edward P. Nordberg, Jr.
(SEAL)                                  Title: EVP



STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:

     I, Christa D. Dale, a Notary Public in and for the State of Maryland, do hereby certify that Edward P. Nordberg, Jr., who is personally well known to me as the person who executed the foregoing and annexed Addendum, dated the 17 day of July, 1998, on behalf of the Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of Healthcare Financial Partners, Inc. and delivered the same as such.

     GIVEN under my hand and seal this 17 day of July, 1998.


                                  /s/ Christa D. Dale
                                  ---------------------------------
                                  Notary Public

My Commission Expires

Christa D. Dale, Notary Public
     Montgomery County
     State of Maryland
My Commission Expires Feb. 13, 1999

                              TWO WISCONSIN CIRCLE

                                   EXHIBIT "B"

                     DECLARATION AS TO DATE OF DELIVERY AND
                      ACCEPTANCE OF POSSESSION OF PREMISES


          Attached to and made a part of the Addendum, dated the _____ day of July, 1998, entered into by and between Two Wisconsin Circle Joint Venture, as Lessor, and Healthcare Financial Partners, Inc., as Lessee.

          Lessor and Lessee do hereby declare and evidence that possession of the Additional Space was accepted by Lessee on the ________ day of________, 1998. The Addendum is now in full force and effect. For the purpose of the Addendum, the Addition Date is established as being on the said date.


LESSEE:                              LESSOR:

HEALTHCARE FINANCIAL                 TWO WISCONSIN CIRCLE JOINT VENTURE
PARTNERS, INC.
                                     By: The Chevy Chase Land Company of
                                         Montgomery County, Maryland

By:                                      By:
   ---------------------------              ---------------------------
   Name:                                    Name:
   Title:                                   Title: